Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans

8. Employee Benefit Plans

The Company has a 401(k) Savings Retirement Plan that covers substantially all full-time employees who meet the plan’s eligibility requirements and provides for an employee elective contribution. The Plan provides for employer matching contributions. Employer contributions are discretionary and determined annually by the Board of Directors. For the years ended December 31, 2015, 2014 and 2013, employer contributions to the Plan totaled $137,000, $127,000 and $110,000, respectively.

The Company is required to contribute to a government-sponsored pension plan for the employees of its Switzerland-based subsidiary. For the years ended December 31, 2015, 2014 and 2013, the employer’s portion of the amounts contributed to the subsidiary’s pension plan on behalf of those employees was $134,000, $101,000 and $94,000, respectively.